AMENDMENT TO NOTE PURCHASE AGREEMENT

         THIS AMENDMENT TO NOTE PURCHASE AGREEMENT (this "Amendment"), dated January 11, 2001 with effect as of December 22, 2000, is between SOS Staffing Services, Inc., a Utah corporation (the "Company"), and the entities listed as Purchasers on the attached signature pages (the "Purchasers").

                                    Recitals
                                    --------

         A.  The  Company  and the  Purchasers  are  parties  to  Note  Purchase
Agreements (the "Note Purchase Agreements") each dated September 1, 1998, pursuant to which the Company issued and the Purchasers purchased $5,000,000 of the Company's Series A Notes and $30,000,000 of the Company's Series B Notes.

         B. The Company and Herrick Douglass, Inc. ("Herrick Douglass") entered into a letter of intent dated December 19, 2000 with respect to a transaction (the "Transaction") pursuant to which the Company's wholly owned subsidiary Inteliant Corporation ("Inteliant") would sell its consulting division (the "Division") to Herrick Douglass. The principal terms of the Transaction were as follows:

             (i) Inteliant was to sell the fixed assets of the Division for $1,000,000 in cash payable at closing, plus a percentage of future profits payable for four years after closing (the "Earn-out");

             (ii) Inteliant was to retain approximately $10,000,000 in accounts receivable attributable to the Division (the "Accounts Receivable"); and

             (iii) The Company was to lend up to $3,500,000 to Herrick Douglass for up to 12 months after closing (the "Loan").

         C. The Company expects to obtain a substantial refund of taxes paid in previous years based on the loss the Company will incur in connection with the Transaction (the "Tax Refund").

         D. The consummation of the Transaction would cause the Company to violate the Minimum Consolidated Net Worth covenant contained in the Note Purchase Agreements. In order to induce the Purchasers to consent to the Transaction, the Company is willing to agree to use a portion of the proceeds from the Transaction to make prepayment of the Notes.

         E. The Purchasers and the Company executed a letter agreement dated December 22, 2000 pursuant to which the Purchasers agreed to amend the Minimum Consolidated Net Worth covenant to permit the Transaction upon the terms and conditions of this Amendment and subject to the consummation of the Transaction and the execution and performance of this Amendment.


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

         F. The Company consummated the Transaction on December 29, 2000 in accordance the foregoing terms.

         G. Defined terms used without definition herein will have the meanings assigned to them in the Note
Purchase Agreements.

                                   Agreements
                                   ----------

         The parties agree as follows:

         1. Amendment to Note Purchase Agreements. In accordance with the terms of this Amendment and upon satisfaction of the conditions set forth herein,
Section 10.7 of the Note Purchase Agreements shall be amended to read in its entirety as follows:

             Section 10.7 Minimum Consolidated Net Worth. The Company will not permit Consolidated Net Worth at any time to be less than the sum of
         (i) $82,000,000 and (ii) 50% of the Consolidated Net Income earned for each fiscal quarter beginning with the quarter ending March 31, 2001, to the extent such Consolidated Net Income for such quarter is a positive number.

         2.  Mandatory Prepayments.

             (a) The Company agrees to pay 50% of the sum of (i) the Earn-out plus (ii) the Accounts Receivable plus (iii) the Tax Refund to the Purchasers as prepayments (the "Prepayments") under the Notes. The Company will make the Prepayments within 15 days of the end of each calendar quarter beginning with March 31, 2001 with respect to the Earn-out received, the Accounts Receivable collected and the Tax Refund received during such calendar quarter; provided, however, the Company may use the Accounts Receivable received to fund disbursements by it under the Loan, in which case the Company will include any such Accounts Receivable so used in the Prepayment for the quarter in which the repayment of the Loan funded by such Accounts Receivable is made. In the event of any default in repayment of the Loan, the Company will promptly and in good faith exercise its available remedies and 50% of all recovery shall be paid as a Prepayment when received by the Company. Each Prepayment will be accompanied by a certificate of a Senior Financial Officer certifying that the amount of the Prepayment has been determined and paid in accordance with the provisions of this Amendment.

             (b) The Purchasers waive the payment of any Make Whole Amounts and any penalties that would otherwise be payable with respect to the Prepayments. In addition, the Purchasers waive the requirements contained in Section 8.2 of the Note Purchase Agreements that each Prepayment be at least 10% of the aggregate principal amount of the Notes then outstanding.

             (c) The parties  agree that,  notwithstanding  the last sentence of
Section 8.1(a) of the Note Purchase Agreements, each Prepayment will reduce the principal amount of the last required repayments that remain to be paid on the Notes.


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


         3.  Representations. The Company hereby:

             (a) confirms that the representations and warranties of the Company set forth in the Note Purchase Agreements are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof; and

             (b) represents and warrants: (i) the Company has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon the Company in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (B) equitable principles (whether or not any action to enforce such document is brought at law or in equity); (iii) the execution and delivery of this Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its articles of incorporation or by-laws, none of which have been amended, modified, supplemented or restated since September 1, 1998 or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which the Company is a party or is bound or which is binding upon or applicable to all or any portion of the Company's property; (iv) as of the date hereof no Default or Event of Default exists; (v) as of the date hereof (A) the Company has no Indebtedness except as permitted under Sections
10.3 and 10.4 of the Note Purchase Agreements and (B) there exist no Liens except as permitted under Section 10.3 of the Note Purchase Agreements; and (vi) attached hereto is a Schedule 5.4 which contains a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

         4. Effectiveness of Amendment. The amendment to Section 10.7 of the Note Purchase Agreements set forth in Section 1 above shall be deemed effective as of December 22, 2000 upon satisfaction of the conditions set forth in Section 5 below.

         5. Conditions. The effectiveness of this Amendment is subject to the fulfillment, prior to such effectiveness, of the following conditions (the date all such conditions being fulfilled being referred to as the "Fulfillment Date"):

             (a) Amendment Fee. The Company shall have paid to each Purchaser in immediately available funds an amendment fee in an amount equal to 0.15% of the principal amount of the Notes initially purchased by such Purchaser.

             (b) Representations  and  Warranties.     The  representations  and
warranties of the Company in this Amendment shall be correct when made and at the time of the Fulfillment Date.

             (c) Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Amendment required to be performed or complied with by it prior to or at the Fulfillment Date, and after giving effect to this Amendment, no Default or Event of Default shall have


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


occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1, 10.3, 10.4, 10.5 or 10.6 of the Note Purchase Agreements had such Sections applied since such date.

             (d) Compliance Certificates.

                 (i) Officer's Certificate. The Company shall have delivered to the Purchasers an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 5(b) and 5(c) have been fulfilled.

                 (ii) Secretary's Certificate. The Company shall have delivered to Purchasers a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the this Amendment.

             (e) Opinions of Counsel. Purchasers shall have received opinions in form and substance satisfactory to Purchaser, dated the date of the Fulfillment Date from John K. Morrison, Esq., General Counsel for the Company, covering such matters incident to the transactions contemplated hereby as the Purchaser or their counsel may reasonably request.

             (f) Delivery of  Documents.   This  Amendment  shall have been duly
executed and delivered and shall be in full force and effect.

             (g) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Amendment and all documents and instruments incident to such transactions shall be satisfactory to Purchasers and their counsel, and Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as Purchasers or their counsel may reasonably request.

         6. Entire Agreement. This Amendment embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supercedes any prior agreements and understandings with respect thereto.

         7. Costs and Expenses. The Company agrees to reimburse Purchasers for all fees and expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel for Purchasers.

         8. No Further Amendments; Ratification of Liability. Except as amended hereby, the Note Purchase Agreements and the Other Agreements shall remain in full force and effect in accordance with their respective terms. The Company hereby ratifies and confirms its liabilities, obligations and agreements under the Note Purchase Agreements and the Other Agreements, all as amended by this Amendment and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by Purchasers of such liabilities, obligations and agreements,
(ii) Purchasers have fully performed all obligations to the Company which any of them may have had or has on and as of the date hereof and (iii) other than as specifically set forth herein, Purchasers do not waive, diminish or limit any term or condition contained in the Note Purchase Agreements or the Other Agreements. The agreement of Purchasers to the terms of this Amendment or any other amendment of the Note Purchase Agreements shall not be deemed to establish


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


or create a custom or course of dealing between Purchasers and the Company. The Note Purchase Agreements, as amended by this Amendment, contain the entire agreement between Purchasers and the Company with respect to the transactions contemplated thereby.

         9. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be an original but all of which together will constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

                                    * * * * *

                            [SIGNATURE PAGES FOLLOW]


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


               The parties hereto have executed this Amendment on the day first set forth above.

                                    THE COMPANY

                                    SOS Staffing Services, Inc.


                                    By:_________________________________________

                                    Its:________________________________________



                                    THE PURCHASERS

                                    PPM  America,  Inc. as Attorney in Fact,  on
                                    Behalf of Jackson  National  Life  Insurance
                                    Company

                                    By:_________________________________________

                                    Its:________________________________________



                                    Great-West Life & Annuity Insurance Company

                                    By:_________________________________________

                                    Its:________________________________________


                                    By:_________________________________________

                                    Its:________________________________________



                                    Farm  Bureau  Life   Insurance   Company  of
                                    Michigan

                                    By:_________________________________________

                                    Its:________________________________________



                                    Farm  Bureau  Mutual  Insurance  Company  of
                                    Michigan

                                    By:_________________________________________

                                    Its:________________________________________


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


                                    The  Canada  Life  Assurance   Company,   as
                                    beneficial owner

                                    By:_________________________________________

                                    Its:________________________________________



                                    Canada Life Insurance Company of New York, as beneficial owner

                                    By:_________________________________________

                                    Its:________________________________________



                                    Canada Life Insurance Company of America, as beneficial owner

                                    By:_________________________________________

                                    Its:________________________________________


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


                                  Schedule 5.4

                                  Subsidiaries

Devon & Devon Personnel Services, Inc. (non-operating)
California corporation
1415 South Main Street
Salt Lake City, UT  84115
SOS owns 2,153 shares of Common Stock, no par value, which represents 100% of issued and outstanding shares
Fed Id. No. 33-0042650


Inteliant Corporation (formerly Wolfe & Associates, Inc.)
Delaware corporation
5353 South 960 East, Suite 240
Murray, UT  84117
SOS owns 30,000,000 shares of Common Stock $.001 par value, which represents 100% of issued and outstanding shares
Fed. Id. No.  85-0285440


ServCom Staff Management, Inc.
Utah corporation
1415 South Main Street
Salt Lake City, UT 84115
(801) 484-4400
SOS owns 1,000 shares of Common Stock $.01 par value, which represents 100% of issued and outstanding shares
Fed Id. No.  87-0568646


SOS Collection Services, Inc.
Arizona corporation
1951 West Camelback Road, Suite 310
Phoenix, AZ  85015
(602) 224-5625
SOS owns 1,000 shares of Common  Stock,  no par value
Which  Represents  100% of issued and outstanding shares
Arizona  corporation  operating solely in Arizona.
Fed Id No. 86-0808307


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